                                                                    EXHIBIT 99.1

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                          THE PERIOD ENDED: 3-31-99

IN RE:                                 :
                                          CASE NO: 96-15177
Fretter, Inc.                          :  Chapter 11
                                          Judge Morgenstern-Clarren
                                       :
------------------------------------
                              Debtor
                                       :

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

       X    Operating Statement              (Form 2)
     -----
       X    Balance Sheet                    (Form 3)
     -----
       X    Summary of Operations            (Form 4)
     -----
       X    Monthly Cash Statements          (Form 5)
     -----
       X    Statement of Compensation        (Form 6)
     -----

     -----  -----------------------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (if not, attach written explanation)

3. That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet if not true.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.

Dated: 4/19/99                         /s/ J. Michael McLean
                                       --------------------------
                                       Debtor in Possession

                                       Controller    248-213-3899
                                       ----------    ------------
                                       Title         Phone

                           OPERATING STATEMENT (P&L)
                           -------------------------
                                (Accrual Basis)
                                ---------------

Debtor: Fretter, Inc.                                          Case No: 96-15177

                             Month Ending: 3/31/99

                                                                      Total
                                                    Current Month  Since Filing
Total Revenue/Sales                                           0        532,663
Cost of Sales                                                 0        505,226
                                                    -----------    -----------

Gross Profit                                                  0         27,437
                                                    ===========    ===========

         EXPENSES:
         --------

Officer Compensation                                      3,057        399,817
Salary Expenses other Employees                          13,997        482,303
Court-Ordered Stay Bonus                                  7,667        229,248
Employee Benefits & Pensions                                                 0
Payroll Taxes                                             1,486         89,697
Other Taxes                                                   0         85,454
Rent and Lease Expense                                    2,887        124,788
Interest Expense                                              0      4,340,722
Insurance                                                 3,732        651,717
Automobile and Truck Expense                                                 0
Utilities (gas, electric, phone, alarms)                  1,225        179,445
Computer Service Bureau                                   1,333         37,363
Travel and Entertainment                                    644         23,620
Repairs and Maintenance                                       0        310,160
Advertising                                                                  0
Supplies, Office Expenses, etc.                          19,393        504,239
Other: Specify Director & Trustee Fees                    1,833        208,493
Other: Other Fees                                         2,400         38,619
                                                    -----------    -----------
TOTAL EXPENSES:                                          59,654      7,705,685
                                                    -----------    -----------

NET OPERATING PROFIT/(LOSS)                             (59,654)    (7,678,248)
                                                    ===========    ===========

Add: Non-Operating Income:
       Interest Income                                   27,649        124,709
       Gain/Loss on Sale of Real Estate                (546,472)     7,969,925
       Other Income                                      95,237      2,161,626
                                                    -----------    -----------
Total                                                  (423,586)    10,256,260
                                                    -----------    -----------
Less: Non-Operating Expenses:
       Professional Fees                                 72,007      5,446,484
       Other                                                  0        645,106
                                                    -----------    -----------

NET INCOME / (LOSS)                                    (555,247)    (3,513,578)
                                                    ===========    ===========

                                 BALANCE SHEET
                                 -------------




Debtor:  Fretter, Inc.                                        Case No:  96-15177

                                      Month Ending: 3/31/99

ASSETS:                                       Current Month        Prior Month           At Filing
Cash:                                            5,197,215           4,491,817              89,252
Inventory:                                                                                 791,999
Accounts Receivable: **                          2,337,845           2,339,445          35,930,804*
Insider Receivables                                      0           3,555,136           7,424,547
Land and Buildings:                                550,000           1,519,139          49,365,801
Furniture, Fixtures & Equip.                                                               418,000
Accumulated Depreciation                                 0            (305,453)        (10,623,681)
Other: Prepaids & misc.                            202,934             207,655             807,689
Other: Utility deposits                              6,000               6,000
                                               -----------         -----------         -----------

TOTAL ASSETS:                                    8,293,994          11,813,739          84,204,411
                                               ===========         ===========         ===========

LIABILITIES:

Postpetition Liabilities:
Accounts Payable:                                   12,931              31,758
Wages and Salaries:                                 15,208               6,176
Taxes Payable                                        2,292               2,613
Other: Prof. fees, interest, etc.                3,932,060           3,889,252               1,390
                                               -----------         -----------         -----------
TOTAL Postpetition Liab.:                        3,962,491           3,929,799               1,390
                                               ===========         ===========         ===========

Secured Liabilities:
Subject to Postpetition
  Collateral or Financing Order                          0                   0          29,002,401
All Other Secured Liab.                                  0                   0           7,371,875
                                               -----------         -----------         -----------
TOTAL Secured Liabilities:                               0                   0          36,374,276
                                               ===========         ===========         ===========

Prepetition Liabilities:
Taxes & Other Priority Liab.                       473,660             434,239           1,132,770
Unsecured Liabilities                            5,986,753           6,085,486           6,849,397
Other: Accrued Liabilities                       4,144,358           4,165,318           5,449,917
                                               -----------         -----------         -----------
TOTAL Prepetition Liab.                         10,604,771          10,685,133          13,432,084
                                               ===========         ===========         ===========

Redeemable Preferred Stock                               0          48,265,040          48,265,040
                                               -----------         -----------         -----------
Equity:
Owners' Capital:                                         0           1,692,451           1,692,451
Retained Earnings-Pre Pet.                      (2,759,690)        (49,800,353)        (15,560,830)
Retained Earnings-Post Pet.                     (3,513,578)         (2,958,331)                  0
                                               -----------         -----------         -----------
TOTAL Equity:                                   (6,273,268)        (51,066,233)        (13,868,379)
                                               ===========         ===========         ===========
TOTAL LIABILITIES
AND EQUITY:                                      8,293,994          11,813,739          84,204,411
                                               ===========         ===========         ===========

______________________________

 * Includes contingent receivable from Silo, Inc., collectibility indeterminate.
 ** Amounts due from subsidiary companies, collectibility indeterminate.

                             SUMMARY OF OPERATIONS
                             ---------------------

                             Period Ended: 3/31/99
Debtor: Fretter, Inc.                                          Case No: 96-15177

                    Schedule of Postpetition Taxes Payable
                    --------------------------------------

                               Beginning  Accrued/  Payments/   Ending
                                Balance   Withheld  Deposits   Balance
                               ---------  --------  ---------  -------
Income Taxes Withheld:
Federal:                               0     2,846      2,846        0
State:                               653       664      1,317        0
Local:

FICA Withheld:                         0     1,154      1,154        0

Employers FICA:                        0     1,154      1,154        0

Unemployment Tax:
Federal:                             153        15          0      168
State:                             1,807       317          0    2,124

Sales, Use & Excise Taxes              0                             0

Property Taxes                         0         0          0        0

Workers' Compensation

Other:
                                   -----     -----      -----    -----

TOTALS                             2,613     6,150      6,471    2,292
                                   =====     =====      =====    =====

                         AGING OF ACCOUNTS RECEIVABLE
                       AND POSTPETITION ACCOUNTS PAYABLE

Age in Days                       0-30       30-60       Over 60

PostPetition
Accounts Payable                12,931
                                ------       -----     ----------
Accounts Receivable                                     2,337,845
                                ------       -----     ==========

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a plan of Reorganization.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                             MONTHLY CASH STATEMENT

Debtor:  Fretter, Inc.                              Statement for the period:

Case #:  96-15177                                   From:  3-1-99   To:  3-31-99

Cash Activity Analysis (Cash Basis Only):

                                          General       Payroll        Tax       Cash Coll.       B.T.
                                           Acct.         Acct.        Acct.     Acct. (B.T.)     Direct(1)
                                          -------       -------       -----     ------------    ---------
A.   Beginning Balance:                   57,635.10     5,491.19     5,097.16          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------
B.   Receipts. Attach
     Separate Schedule:                  776,990.36    10,219.82     6,149.54          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------
C.   Balance Available
     (A + B):                            834,625.46    15,711.01    11,246.70          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------

D1.  Less Cash Transfers                 663,015.00         0.00         0.00          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------

D2.  Less Disbursements
     Attach separate
     schedule:                            98,899.52    10,224.03     6,474.89          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------

E.  Ending Balance
    (C-D.1-D.2):                          72,710.94     5,486.98     4,771.01          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
 ACCOUNT):

General Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38120-0

Payroll Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38024-4

Tax Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38128-3

Other monies on hand (specify type and location) (i.e., CD's petty cash):

BT Collateral Acct. - Old Kent Bank, Acct. No 229377
BT Direct - BT cash collateral is forwarded directly to B.T.


Date:
     ------------------            -----------------------
                                   Debtor in Possession

                            MONTHLY CASH STATEMENT
                            ----------------------

Debtor:    Fretter, Inc.                Statement for the period:
           -------------

Case No.:  96-15177                     From: 3-1-99     To: 3-31-99
           -------------                ------------     -----------

Cash Activity Analysis (Cash Basis Only):

                                                                                           NBD
                                                                                        Warranty
                                                 General             NBD               Certificate
                                                 Savings        Certificate of             of
                                                  Acct.            Deposit               Deposit
                                                ----------      ------------           -----------      ----------      ----------
A.  Beginning Balance:                          119,149.28      4,304,444.44                  0.00
                                                ----------      ------------          ------------      ----------      ----------

B.  Receipts. Attach Separate Schedule:             373.18        526,974.99            163,315.71
                                                ----------      ------------          ------------      ----------      ----------

C.  Balance Available (A+B):                    119,522.46      4,831,419.43            163,315.71            0.00            0.00
                                                ----------      ------------          ------------      ----------      ----------

D.1.  Less Cash Transfers                                               0.00                  0.00            0.00            0.00
                                                ----------      ------------          ------------      ----------     -----------
D.2.  Less Disbursments Attach separate
      schedule:                                      12.00              0.00                  0.00            0.00            0.00
                                                ----------      ------------          ------------      ----------      ----------

E.  Ending Balance (C-D.1.-D.2.):               119,510.46      4,831,419.43            163,315.71            0.00            0.00
                                                ----------      ------------          ------------      ----------      ----------


(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)


General Savings Account
  1.  Depository Name & Location     Michigan National Bank, Brighton, MI
                                     ----------------------------------------
  2.  Account Number                 4707-38293-5
                                     ----------------------------------------

Certificate of Deposit
  1.  Depository Name & Location     NBD Bank, Southfield, MI
                                     ----------------------------------------
  2.  Account Number                 53315040, 53315115, 53315180
                                     ----------------------------------------

Certificate of Deposit
  1.  Depository Name & Location     NBD Bank, Southfield, MI
                                     -------------------------------------------
  2.  Account Number                 53315396, 53315321
                                     -------------------------------------------


Other monies on hand (specify type and location)(i.e., CD's petty cash):


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Date:
     --------------------               ----------------------------------------
                                        Debtor in Possession

                       MONTHLY STATEMENT OF COMPENSATION
                       ---------------------------------

          The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  J. Michael McLean      Capacity:               Principal
                                              ------
                                                X     Officer
                                              ------
                                                      Director
                                              ------
                                                      Insider
                                              ------

Detailed Description of Duties: As Controller, directs accounting, payroll, benefit plans and tax filings as well as assists in cash flow planning

Current Compensation Paid:
                              Weekly      or        Monthly

                                                    3,055.66
                              ------                --------

Current Benefits Received:
                              Weekly      or        Monthly

Vacation Pay                  ------                --------

Holiday Pay                   ------                --------

Retirement                    ------                --------

Company Vehicle               ------                --------

Entertainment                 ------                --------

Travel                        ------                --------

Other Benefits                ------                --------

CURRENT TOTAL:
                              Weekly      or        Monthly

                              ------                --------

                                     /s/ J. Michael McLean
Dated: 4/19/99                       -------------------------------------
                                     Principal, Officer, Director, Insider

                           LIST OF OMITTED SCHEDULES

1. Schedule of Michigan National Bank March 1999 Cash Receipts (Account Number 4707-38120-0)

2. Schedules of Michigan National Bank March 1999 Cash Disbursements, Account Reconciliation and Outstanding Check List (Account Number 4707-38120-0)

3. Michigan National Bank Statement of Account for the Period March 1, 1999 to March 31, 1999 (Account Number 4707-38120-0)

4. Michigan National Bank Statement of Account for the Period March 1, 1999 to March 31, 1999 (Account Number 4707-38024-4)

5. Schedules of Michigan National Bank Payroll Account March 1999 Cash Receipts and Disbursements and Account Reconciliation (Account Number 4707-38024-4)

6. Schedules of Michigan National Bank Tax Account March 1999 Cash Receipts and Disbursements and Account Reconciliation (Account Number 4707-38128-3)

7. Michigan National Bank Statement of Account for the Period March 1, 1999 to March 31, 1999 (Account Number 4707-38128-3)

8.  Schedule of Bankers Trust March 1999 Cash Receipts

9. Schedules of Michigan National Bank General Savings Account March 1999 Cash Receipts and Disbursements (Account Number 4707-38293-5)

10. Michigan National Bank Statement of Account for the Period March 1, 1999 to March 31, 1999 (Account Number 4707-38293-5)

11. Schedule of NBD Bank Certificate of Deposit and Warranty Claims Certificate of Deposit March 1999 Cash Receipts